UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 17, 2020, UNITY Biotechnology, Inc. (“UNITY” or the “Company”) announced the 12-week results from its Phase 2 study of UBX0101 in patients with moderate-to-severe painful osteoarthritis (OA) of the knee. There was no statistically significant difference between any arm of UBX0101 and placebo at the 12-week endpoint for change from baseline in WOMAC-A, an established measurement of pain in OA. Given these results, UNITY does not anticipate progressing UBX0101 into pivotal studies and will narrow the Company’s near-term focus to its ongoing ophthalmologic and neurologic disease programs.

Item 9.01	Exhibits.

Reference is made to the Exhibit Index attached hereto.

Forward-Looking Statements

Any statements contained in this Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: the Company’s expectations regarding near-term focus on ophthalmologic and neurologic disease programs; the Company’s expectations for collection and release of its Phase 2 24-week data and Phase 1b high-dose, repeat dose study; and the Company’s expectations regarding the sufficiency of its cash resources. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include: the satisfaction of closing conditions for each subsequent tranche of the loan agreement; the expectation that the Company will need additional funds to finance its operations; the unpredictability of the regulatory process; the Company’s reliance on third parties for the manufacture of its product candidates; possible regulatory developments in the United States and foreign countries; and the Company’s ability to attract and retain senior management personnel. These and other risks and uncertainties are described more fully in the Company’s most recent filings with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission on July 31, 2020, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “UNITY Biotechnology Announces 12-week data from UBX0101 Phase 2 Clinical Study in Patients with Painful Osteoarthritis of the Knee”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: August 17, 2020	By:	/s/ Lynne Sullivan
Lynne Sullivan
Chief Financial Officer